Exhibit 99.1

Ocean Power Technologies Readies Shipment of AI Capable

Merrows™ PowerBuoy® for Naval Postgraduate School

Main Assembly Finalized—Further Progressing Strategic Plan

MONROE TOWNSHIP, NJ, December 23, 2024- Ocean Power Technologies, Inc. (NYSE American: OPTT) (“OPT” or the “Company”), a leader in innovative and cost-effective low-carbon marine power, data, and service solutions, today announced it has finalized the main assembly of the previously announced PowerBuoy® for Naval Postgraduate School. The full system, which includes installing AT&T® 5G technology and integrating advanced subsea sensors into a PowerBuoy® equipped with OPT’s latest Merrows™ suite for AI capable seamless integration of Maritime Domain Awareness (MDA) across platforms, is now being readied for shipment ready for deployment in early 2025 alongside the Technology Showcase NPS is hosting in January. Once deployed, the PowerBuoy® will provide continuous, autonomous monitoring and data collection capabilities in one of the world’s most strategically significant maritime environments. This is another step forward in executing the Company’s robust strategic plan.

“We are very excited about completing this critical phase of our contract with NPS. This phase advances our ability to highlight our PowerBuoy® AI capable Merrows™ technology as a vital tool for enhancing maritime security and operational capability above and below the surface,” said Philipp Stratmann, CEO of Ocean Power Technologies. “Our continued scaling of our cutting-edge operations and best-in-class servicing of our customers is further supported by the recently announced support from an institutional investor. OPT continues to differentiate itself with technological advances and we believe the results from the upcoming deployment with NPS will also further demonstrate the ability to deploy PowerBuoy’s® as 5G communication nodes across the coastline of the United States. As more and more customers are looking for rapidly deployable systems, OPT’s superior technology and the aforementioned institutional financing will further enhance our growing services business.”

For additional information about OPT, please visit our website Ocean Power Technologies.

ABOUT OCEAN POWER TECHNOLOGIES

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets, including Merrows™, which provides AI capable seamless integration of Maritime Domain Awareness Systems across platforms. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASVs) and marine robotics services. The Company’s headquarters is in Monroe Township, New Jersey, with an additional office in Richmond, California. To learn more about OPT’s groundbreaking products, services and solutions, visit www.OceanPowerTechnologies.com.

FORWARD-LOOKING STATEMENTS

This release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and subject to risks and uncertainties, including the continuing successful operations of the AI capable Merrows™ PowerBuoy®, success with NPS, the delivery of customer services, the conversion of potential customers to contracts and the realization of the potential revenue thereunder. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the U.S. Securities and Exchange Commission for further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Contact Information

Investors: 203-561-6945 or investorrelations@oceanpowertech.com

Media: 609-730-0400 x402 or MediaRelations@oceanpowertech.com